SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) November 9, 2007
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                            MORGAN GROUP HOLDING CO.
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             (Exact Name of Registrant as Specified in its Charter)



        Delaware                  333-73996               13-4196940
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         (State of other        (Commission File        (IRS Employer
         Jurisdiction of          Number)               Identification)
         Incorporation)




                  401 Theodore Fremd Avenue Rye, New York 10580
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                (Address of Principal Executive Offices) Zip Code



        Registrant's Telephone Number, Including Area Code: 914-921-1877
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ITEM 7.01.  Regulation FD Disclosure.
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Explanation for failure to accompany September 30, 2007, Form 10-QSB with Rule
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15d-14 and Section 906 Certifications
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Morgan Group Holding Co.  ("Holdings") is a holding company that has a 64.2%
ownership interest and a 77.6% voting interest in The Morgan Group, Inc. ("Morgan").

On November 8, 2007, Holdings filed its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 (the "Form 10-Q"). The certifications of periodic financial reports required under Rule 15d-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 906(a) of the Sarbanes-Oxley Act of 2002 did not accompany the Form 10-Q.

On October 3, 2002, Morgan closed down its operations when its liability insurance expired and it was unable to secure replacement insurance. On October 18, 2002, Morgan and two of its operating subsidiaries (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy") in the United States Bankruptcy Court for the Northern District of Indiana, South Bend Division. The Debtors intend to conduct an orderly liquidation of their assets.

As a result of the Bankruptcy, Morgan's corporate, financial and accounting staff were substantially eliminated. On November 12, 2002, Morgan filed a Form 15 with the Securities and Exchange Commission to terminate its registration under Section 12(g) of the Exchange Act.

On April 29, 2003, Holdings, individually and on behalf of all others similarly situated, commenced an action against Ernst & Young LLP, among others, in the United States District Court, Southern District of New York. The allegations in the lawsuit do not relate to the audit by Ernst & Young of any of Holdings' financial statements but rather to the audit by Ernst & Young of the financial statements of Morgan.

By letter dated May 2, 2003, Ernst & Young LLP confirmed that the client-auditor relationship between Holdings and Ernst & Young ceased. Because Holdings' interim financial statements contained in the Form 10-Q have not been reviewed by independent public accountants as required by Regulation S-X, the Form 10-Q does not fully comply with the requirements of Section 13(a) or 15(d) of the Exchange Act and therefore neither the chief executive officer nor the chief financial officer of Holdings are able to make the required certifications.

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

                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Morgan Group Holding Co.

                                                   /s/ Robert E. Dolan
                                                  --------------------
                                                  Robert E. Dolan
                                                  Chief Financial Officer




Date: November 9, 2007




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